SECOND AMENDMENT TO THE
                      1997 SPLIT-DOLLAR INSURANCE AGREEMENT
                                 BY AND BETWEEN
                      PINACOR, INC. AND ROBERT G. O'MALLEY


     This Second Amendment to the 1997 Split-Dollar Insurance Agreement by and between Pinacor, Inc., a Delaware corporation, and Robert G. O'Malley dated January 27, 1997 and amended June 24, 1999 (the "SPLIT-DOLLAR AGREEMENT") is effective as of the 30th day of June, 1999.

                                R E C I T A L S:

     A. WHEREAS, Robert G. O'Malley (the "INSURED") acquired insurance on his life in accordance with the terms and provisions of the Split-Dollar Agreement; and

     B. WHEREAS, the First Amendment to the Split-Dollar Agreement was executed effective June 24, 1999 whereby MicroAge, Inc. assigned to Pinacor, Inc. (the
"CORPORATION") all of its right, title, and interest in the Policy purchased pursuant to the Split-Dollar Agreement, any and all of its interest acquired under the related Collateral Assignment Form, and any and all of its duties and obligations under the Split-Dollar Agreement; and

     C. WHEREAS, the Corporation has paid all premiums due on the Policy through August 25, 1999 in accordance with the terms and provisions of the Split-Dollar Agreement; and

     D. WHEREAS, the Corporation and the Insured have entered into an Agreement and General Release (the "SEPARATION AGREEMENT") regarding the Insured's separation from his employment with the Corporation effective as of June 30, 1999; and

     E. WHEREAS, the Separation Agreement requires the amendment of the Split-Dollar Agreement;

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     NOW,  THEREFORE,  the  parties,  in  consideration  of the mutual  promises contained herein, hereby agree as follows:

                                   AMENDMENTS:

     1. Article II of the Split Dollar Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE II

          The premiums on the Policy are Ten Thousand Five Hundred Dollars ($10,500.00) per year. The Corporation shall pay all premiums necessary to keep the Policy in force through the earlier of (i) the death of the Insured or (ii) August 25, 1999.

     2. Paragraph B of Article V of the Split Dollar Agreement is hereby amended and restated in its entirety as follows:

          B. On June 30, 1999, the collateral assignment in favor of the Corporation shall expire and the Policy shall become the sole property of the Insured. The Insured shall not be required to reimburse the Corporation for any Policy premiums paid by the Corporation.

     3. Article VI of the Split Dollar Agreement is hereby amended and restated in its entirety as follows:

          A. Subject to Article VI, paragraph B below, this Agreement shall terminate upon the occurrence of any of the following:

               1. Surrender or acquisition of the Policy by the Insured, pursuant to Article V of this Agreement.
               2.   Cessation of the corporate business.
               3.   Bankruptcy, receivership or dissolution of Corporation.
               4.   June 30, 1999.
               5.   The death of the Insured.

          B. If this Agreement is terminated  pursuant to Article VI,  paragraph
     A.2 or 3 above, the Insured shall pay the Corporation an amount equal to the Corporation's security interest in the Policy as determined in Article III, paragraph A hereof. Upon receipt of such amounts, the Corporation shall thereupon execute and deliver to the Insured a release of the collateral assignment of the Policy. If the Insured does not remit the amount equal to the Corporation's security interest within thirty (30) days

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     of the event  described in paragraph A.2 or 3, then all  obligations of the
     Corporation under this Agreement shall be terminated and the Insured shall transfer the ownership of the Policy to the Corporation.

          C. If this Agreement is terminated  pursuant to Article VI, paragraphs
     A.4 above, the collateral assignment on the Policy in favor of the Corporation shall expire contemporaneously with the termination of this Agreement and the Insured shall then be the sole owner of the Policy.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the 24th day of June, 1999.

                                        PINACOR, INC., a Delaware Corporation

                                        /s/ JAMES G. MANTON
                                        ----------------------------------------
                                        James G. Manton
                                        President

                                        /s/ ROBERT G. O'MALLEY
                                        ----------------------------------------
                                        Robert G. O'Malley

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